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                                                                  Exhibit 10.7

                          SHARE PURCHASE OPTION AGREEMENT

     This Share Purchase Option Agreement ("Agreement") is entered into as of the ______ day of __________, 200__ between Great Lakes REIT, ("GLR"), a Maryland real estate investment trust whose principal place of business is Oak Brook, Illinois, and John Smith ("Employee").

                            W I T N E S S E T H:

     WHEREAS, on __________________ the Compensation Committee of the Board of Trustees acting on behalf of the Board of Trustees approved the grant of share purchase options to certain GLR employees; and

     WHEREAS, certain share purchase options granted pursuant to the Incentive Plan are intended to qualify as "Incentive Stock Options"; and

     WHEREAS, GLR desires to compensate Employee by granting an option under the Incentive Plan to purchase certain GLR common shares of beneficial interest in order to provide Employee with an added incentive to increase the financial well being of GLR; and

     WHEREAS, Employee is a key employee of GLR or one of its subsidiaries;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties agree as follows:

     1. GRANT OF OPTION. GLR hereby grants to Employee an option ("Option") to purchase up to ________ common shares of beneficial interest, $.01 par value ("Common Shares"), to be issued as fully paid and non-assessable upon the exercise hereof and payment therefor, during the following periods and subject to the following conditions:

          (a) During the period commencing _____________ (twelve months from the date of grant) and terminating ___________ (ten years from the date of the grant), Employee may exercise the Option to purchase up to _______ (one third) of the Common Shares covered by the Option;

          (b) During the period commencing _________ (twenty-four months from the date of the grant) and terminating ______________ (ten years from the date of the grant), Employee may exercise the Option to purchase up to an additional _______ (one third) of the Common Shares covered by the Option; and

          (c) During the period commencing __________ (thirty-six months from the date of the grant) and terminating ___________ (ten years from the date of the grant), Employee may exercise the Option to purchase up to an additional ______ (one third) of the Common Shares covered by the Option; and

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          (d) Of the ______ Common Shares identified in paragraph 1(a) ______
of such shares shall be treated as subject to an Incentive Stock Option, and no shares shall be subject to a non-qualified option. Of the _____ Common Shares identified in paragraph 1(b) ______ shares shall be treated as subject to an Incentive Stock Option, and no Common Shares shall be subject to a non-qualified option. Of the _____ Common Shares identified in paragraph 1(c) _____ shares shall be treated as subject to an Incentive Stock Option, and no Common Shares shall be subject to a non-qualified option.

     Notwithstanding anything herein to the contrary, and except as provided in paragraph 4 hereof, the Option and all rights granted herein shall terminate and become null and void upon the expiration of ten years from the date of the grant (such period is hereinafter referred to as the "Term").

     2. EXERCISE OF OPTION. The Option may be exercised by written notice delivered to the Secretary of GLR at the GLR principal offices, stating that Employee desires to exercise the Option and stating further the number of Common Shares with respect to which the Option is being exercised. In no case may the Option be exercised for a fraction of a Common Share. The purchase price of the Common Shares with respect to which the Option is being exercised shall be paid (i) in cash, or (ii) at the discretion of GLR, by delivering Common Shares already owned by Employee, or (iii) a combination of
(i) and (ii), and shall be paid in full within three (3) business days after delivery of the Notice of Exercise. Promptly after receipt of the Notice of Exercise and payment, GLR, or its transfer agent, shall deliver to Employee a certificate representing the Common Shares purchased. If any law or regulation requires GLR to take any action with respect to the Common Shares, then the date for the delivery of such Common Shares shall be extended for the period necessary to take such action.

     3. OPTION PRICE. The option price of the Common Shares shall be $______ per share, which price is not less than 100% of the fair market value of GLR's Common Shares on the date of the grant.

     4.  CONDITIONS UPON RIGHT TO EXERCISE.

          (a) EMPLOYMENT AT TIME OF EXERCISE. Except as provided in paragraph 4(b), below, at the time of any exercise of the Option, Employee must be an employee of GLR or its subsidiary.

          (b)  TERMINATION OF EMPLOYMENT.

               (i) GENERAL. All of the unexercised rights of Employee under the Option shall lapse if Employee's employment with GLR or a subsidiary is terminated for any reason, except for leaves of absence approved in writing by the President of GLR, or if such employment is terminated by reason of Employee's permanent total disability, retirement or death, as described below. If Employee's employment is terminated for any reason other than Employee's permanent total disability, retirement or death, the vested portion of the Option


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which may be exercised pursuant to Section 1 hereof may be exercised by
Employee at any time or times in whole or in part during the three-month period after such termination to the extent such three-month period is included in the remainder of the Term.

               (ii) DISABILITY. If the employment of Employee with GLR or a subsidiary is terminated by reason of Employee's permanent total disability and Employee has been in the employ of either GLR or a subsidiary continuously from the date hereof until such termination (except for leaves of absence approved in writing by the President of GLR), the vested portion of the Option pursuant to Section 1 hereof may be exercised by Employee at any time or times in whole or in part during the one year period after such termination, to the extent such one year period is included in the remainder of the Term.

               (iii) RETIREMENT. If the employment of Employee with GLR or a subsidiary is terminated by reason of Employee's retirement and Employee has been in the employ of either GLR or a subsidiary continuously from the date hereof until such retirement (except for leaves of absence approved in writing by the President of GLR), the vested portion of the Option pursuant to Section 1 hereof may be exercised by Employee at any time or times in whole or in part during the three-month period after such retirement to the extent that such three-month period is included in the remainder of the Term.

               (iv) DEATH. If the employment of Employee with GLR or a subsidiary is terminated by reason of Employee's death and Employee has been in the employ of either GLR or a subsidiary continuously from the date hereof until Employee's death (except for leaves of absence approved in writing by the President of GLR), the vested portion of the Option pursuant to Section 1 hereof may be exercised by the legal representative of Employee, or by such of his/her heirs, legatees or beneficiaries to whom the Option devolves, at any time or times in whole or in part during the one year period from the date of death of Employee, to the extent that such one year period is included in the remainder of the Term.

          (c) CHANGE IN CONTROL. In the event of a change in control of GLR, as defined herein, Employee shall have the right to exercise this Option to purchase all of the Common Shares subject to this Option Agreement immediately, notwithstanding the provisions of paragraph 1. For purposes of this Agreement, a change in control of GLR shall mean any of the following events:

               (i) GLR is merged or consolidated or reorganized into or with another corporation or other legal person, and as a result of such merger, consolidation or reorganization less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such transaction are held in the aggregate by the holders of GLR Common Shares (as defined in the Incentive Plan) immediately prior to such transaction;

               (ii) GLR sells or otherwise transfers all or substantially all of its assets to any other corporation or other legal person, and less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such

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sale or transfer is held in the aggregate by the holders of GLR Common Shares immediately prior to such sale or transfer;

               (iii) There is a report filed on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report), each as promulgated pursuant to the Securities Exchange Act of 1934, as amended, disclosing that any person (as the term "Person" is used in Section 13(d)(3) or Section 14(d)(2) of the Securities Exchange Act of 1934, as amended) has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Securities Exchange Act of 1934, as amended) of securities representing 20% or more of the Voting Power (as defined in the Incentive Plan);

               (iv) GLR files a report or proxy statement with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, disclosing in response to Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) that a change in control of GLR has or may have occurred or will or may occur in the future pursuant to any then-existing contract or transaction; or

               (v) If during any period of two consecutive years, individuals who at the beginning of any such period constitute the Trustees of GLR cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by GLR's shareholders, of each Trustee of GLR first elected during such period was approved by a vote of at least two-thirds of the Trustees of GLR then still in office who were Trustees of GLR at the beginning of any such period.

     5. ADDITIONAL LIMITS ON RIGHT TO EXERCISE. If at any time the Board of Trustees of GLR shall determine, in its discretion, that the listing, registration or qualification of the Option or the Common Shares issuable or transferable upon exercise of the Option upon any securities exchange or under any state or federal law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the granting of the Option or in connection with the issuance or transfer of Common Shares thereunder, the Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Trustees of GLR. Unless at the time of any exercise of the Option there is, in the opinion of GLR's counsel, a valid and effective registration statement under the Securities Act of 1933, as amended, and an appropriate qualification and registration under applicable state securities law, relating to the Common Shares, Employee hereby agrees, upon exercise of the Option, to give a representation that he/she is acquiring the Common Shares for his/her own account for investment and not with a view to, or for sale in connection with, the resale or distribution of any such Common Shares and shall give such other representations and covenants to GLR as may, in the opinion of its counsel, be required. In the event that any Common Shares issued are not registered, then Employee hereby agrees that until such time as the Common Shares are registered the certificate representing the Common Shares shall bear the following restrictive legend:

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     THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED
     UNDER THE SECURITIES ACT OF 1933 ("ACT") AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO THEM UNDER THE ACT OR A WRITTEN OPINION OF COUNSEL FOR THE COMPANY THAT REGISTRATION IS NOT REQUIRED.

     6. NON-TRANSFERABILITY OF OPTION. The Option shall not be transferable except, (i) to one or more trusts established solely for the benefit of one or more members of the Employee's family or to one or more partnerships in which the only partners are members of the Employee's family or to another entity established by Employee for estate planning purposes, or (ii) by will or the laws of descent and distribution. Employee or his/her assignee shall provide the Company written notice of any such transfer, and any such transfer shall not effect the conditions of the exercise of the Option except as otherwise noted herein. During the lifetime of Employee the Option may be exercised only by Employee or his/her legal representative if the Employee is disabled.

     7. SHAREHOLDER RIGHTS AND ADJUSTMENTS TO COMMON SHARES. Employee shall have no rights as a shareholder with respect to any Common Shares issuable or transferable upon exercise of the Option until the date GLR and GLR's transfer agent record such issuance on the GLR shareholder register. Except as hereinafter provided, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to such date, and all adjustments to the Common Shares by reason of a stock/share dividend, merger, consolidation or otherwise, shall be made in accordance with the terms of the Incentive Plan.

     This Agreement shall not affect in any way the right or power of GLR to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets. As noted in the Incentive Plan, in the event the Company completes such a transaction to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets the Board of Trustees of GLR may, in its sole discretion, provide adjustments to the number or kind of shares covered by the Options granted hereunder.

     8. TAX WITHHOLDING. GLR shall have the power to withhold, or require an Employee or other person or entity receiving Common Shares under this Agreement to remit to GLR an amount sufficient to satisfy federal, state, and local withholding tax requirements on any Common Shares issued under this Agreement, and GLR may defer issuance of Common Shares until such requirements are satisfied. The Employee may elect (i) to have Common Shares otherwise issuable under this Agreement withheld by GLR, or (ii) to deliver to GLR previously acquired Common Shares, in each case have a Fair Market Value sufficient to satisfy all or part of the Employee's (or other Common Shares recipient's) estimated total federal, state and local tax obligation associated with the transaction.

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     9.  PREMATURE DISPOSITION. If Employee disposes of Common Shares acquired on the exercise of the Incentive Stock Options by sale or exchange either within two (2) years after the date of the grant, or within one (1) year after the acquisition of such Common Shares, Employee shall notify GLR of such disposition and of the amount realized upon such disposition.

     10. SUCCESSORS AND ASSIGNS. The Option shall be binding in accordance with its terms upon any successors of GLR and upon the heirs, executors, administrators and successors of Employee.

     11. GOVERNING LAW. This Agreement and the Option shall be governed by and construed in accordance with the laws of the State of Illinois relating to contracts made and to be performed in that State.

     IN WITNESS WHEREOF, GLR and Employee have executed this Agreement as of the day and year first above written.


GREAT LAKES REIT



By:
  -----------------------------------------------------------
   Richard L. Rasley, Executive Vice President and Secretary

EMPLOYEE


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